Exhibit 10.23

"WELCOME TO SERVCORP"

This Rental Agreement is made between the Landlord (1), the Tenant (2a) and the Guarantor (2b) below.

DATE	2004/11/29

1	SERVCORP OFFICE
CITY:	Tokyo, Japan
LANDLORD:	Servcorp Japan K.K.
WEB ADDRESS:	www.servcorp.net
ADDRESS:	Level 32, Shinjuku Nomura Building 1-26-2 Nishi-Shinjuku, Shinjuku-ku Tokyo 163-0532 Japan

2a	TENANT
COMPANY NAME:	Monotype Imaging Incorporated
WEB ADDRESS:	www.monotypeimaging.com
ADDRESS:	200 Ballardvale Street Wilmington, MA 01887-1069 USA

2b	GUARANTOR
NAME:	
RESIDENTIAL ADDRESS:	
PASSPORT/DRIVER'S LICENCE NO:	
DATE ISSUE / ISSUING STATE OR COUNTRY:	

3	BANK
LANDLORD BANK:	Tokyo Mitsubishi Bank - Shin Marunouchi Branch #422
LANDLORD ACCOUNT NAME:	Servcorp Japan K.K.
LANDLORD ACCOUNT NUMBER:	4191906 - Toza Account (Checking)
TENANT BANK:	
TENANT ACCOUNT NAME:	
TENANT ACCOUNT NUMBER:	
START DATE OF PERIODICAL PAYMENT:	

4	TENANT'S HEAD OFFICE
CONTACT NAME:	Mr. David McCarthy, Vice President & General Manager Printer
ADDRESS:	Same as Above
EMAIL ADDRESS:	978-284-5975
TELEPHONE NO:	

5	COMMERCIAL REFERENCES	
CONTACT NAME:		
COMPANY NAME:		
TELEPHONE NO:		

6	INITIAL INVOICE	DETAILS
RENT FIRST MONTH:	¥480,000	12/01/04 to 12/31/04
SECURITY DEPOSIT	¥640,000	1 month rental
TELEPHONE CONNECTION:	¥50,000	2 Connections
SMART OFFICE CONNECTION:	¥42,000	2 Connections
OUTGOINGS:	¥20,000	
PARKING:		
DIRECTORY BOARD:		
HOTTDESK MEMBERSHIP*:	¥5,000	
TAX	5% Tax ¥29,850	
TOTAL AMOUNT DUE:	¥1,266,850	

7	FOR SERVCORP USE ONLY		
THE LANDLORD HEREBY RENTS THE PREMISES KNOWN AS SUITE NUMBER:	33		
OFFICE RENTAL:	¥640,000	NOTICE PERIOD:	2 MONTHS
TERM COMMENCEMENT DATE:	12/01/04		
INITIAL TERM ENDING DATE:	11/30/05		
TERM OF THE AGREEMENT:	12 (month/s)	OUTGOINGS:	2.50%
RENT PER MONTH	¥480,000	12/01/04 to 11/30/05	
RENT PER MONTH	¥640,000	12/01/05 -	

8	COMMENTS

Rental will be discounted by 25% for the first 12 months from the List Price of 640,000 yen per month to 480,000 yen per month. Then the Rental will return to the List Price of 640,000 yen per month unless the Tenant renegotiates the lease term.

FIRST SCHEDULE - INCLUDED IN RENTAL

EXECUTIVE DESKS:	2	EXECUTIVE CHAIRS:	1
VISITORS CHAIRS:	2	3 DRAWER FILING CABINET:	1

- ☐ Receptionist to answer your telephone in your company name in your absence
- ☐ Receptionist to welcome your clients and notify you of their arrival
- ☐ Each handset has the ability to hold up to 4 incoming calls
- ☐ Complimentary installation of one telephone connection in your office
- ☐ Complimentary initial programming and set up of call diversion to your mobile or home or overseas office
- ☐ Personalised Voicemail
- ☐ Complimentary 30 minute installation to Servcorp Smart Office
- ☐ 7 days / 24 hour access to your own suite
- ☐ Cleaning and electricity
- ☐ Air conditioning during standard business hours
- ☐ Twinings tea, coffee and spring water
- ☐ Outgoing mail delivered to the post office daily
- ☐ Incoming mail delivered to your desk daily
- ☐ Daily newspapers and fresh flowers in reception
- ☐ 10% introduction fee for successfully introducing a new Servcorp client

HOTTDESK MEMBERSHIP*

Hotdesk Membership includes:

- ☐ 3 days per month complimentary access to an office/business lounge in Servcorp (subject to availability)
- ☐ "Test the Waters" 2 months virtual office facility in any Servcorp city
- ☐ Capacity to print to any Servcorp city
- ☐ Free online booking of all Servcorp resources
- ☐ Licensed copy of Microsoft Office XP
- ☐ Data Storage, free up to 20 MB
- ☐ Desk to desk video conferencing capabilities
- ☐ Hotdesk email address
- ☐ Special Membership discounts

The Tenant and Guarantor confirm that he/she has read and understood the terms and conditions overleaf and agrees to be bound by them and the Landlord agrees to provide the Services and Facilities as mentioned. THIS RENTAL AGREEMENT AND SUBSEQUENT SCHEDULES ARE CONFIDENTIAL. The Servcorp International Client Liaison Manager can be contacted on 612 9231 7612

We enter into this Rental Agreement and agree to all its conditions.

Signed for and on behalf of the Landlord	Signed by the Guarantor	Signed for and on behalf of the Tenant
Name (printed): Servcorp Japan K.K.	Name (printed):	Name (printed): Monotype Imaging Incorporated
Date:	Date:	Date: December 1, 2004
		Driver's Licence or Passport No.: 101337698
Signature:	Signature:	Signature:
In the presence of:	In the presence of:	In the presence of:
The Common Seal was affixed to this document		The Common Seal was affixed to this document

Financial Benefits Page-Shinjuku Nomura Building, Tokyo

FOR THE ONE TO TEN MAN BUSINESS THERE IS NO COMPARISON

Per Month Costs	Servcorp	Traditional Office Space	Comments*
Security Deposit#	¥380,000*~	¥9,000,000*	*1 months rent versus 10 months rent.

Lease Risk	1 month	2-3 years*	*Minimum lease term available in prime building in Shinjuku.

Rental Scale (Average ¥380,000/mth) Including outgoings	¥380,000~	¥900,000*	*Minimum size traditional space 30 tsubo at ¥30,000 per tsubo plus personal guarantees.

Partitioning, Furniture and access to all Servcorp resources including: Tea, coffee, spring water, Electricity and cleaning	INCLUDED	¥45,000* ¥50,000*	*Value in excess of ¥2,200,000 written off over a period of approximately four (4) years. Includes leased items such as furniture, computers, meeting room, photocopier, fax, printer, reception furniture & fit-out. Plus ongoing incidental monthly costs.

Allocated Personal Secretary	YOU* DECIDE!	¥300,000	*Only pay for what you use! Average per client only 25,000 per month. Includes all on-costs: insurance, holidays and sick pay.

Receptionist	INCLUDED*	¥200,000	*Fully trained multi lingual professional.

Telephone Connection	¥25,000*	¥16,500 (Two ISDN, installation, small PABX & handset)	*You only need one telephone number and your calls can be transferred to your office, mobile or anywhere in the world. No set up fees.

Servcorp Smart Office™ Connection	¥21,000	¥200,000*	*A T1 line starts from ¥200,000 per month plus equipment & installation.
TOTAL PER MONTH	“ILLEGIBLE COPY”	“ILLEGIBLE COPY”

*Security	Deposit and local taxes not included in monthly total.

SERVCORP	THE COMPETITION

DETAILED ACCOUNTS:

Detailed monthly or weekly breakdowns of your invoice. The Servcorp Hottdesk will soon enable you, or your Head Office, to view your invoice online on a monthly or weekly basis. We can bill in the currency of your choice.

NO DETAILED ACCOUNTS: Some operators have over 30 different invoicing systems, therefore making it impossible to deliver detailed or consolidated accounts.

HELP DESK:

40 full time IT professionals, who helped design the

in-house system. Dial *1 for HELP and receive IT

support with a 1 hour response time during business

hours. IT administrators on every floor.

Y1,000 flag fall plus Y100 per minute.

NO HELP DESK: Outsourced. At 50% higher per hour than Servcorp with * 1.

UNIFIED MESSAGING:

1. Can extend calls 24 hours a day to your mobile, home or anywhere in the world. Receive your messages via e mail or dial in. You’ll never miss a call.

2. Your phone number can be yours forever.

VOICEMAIL ONLY 1. No automatic extension to your number of choice 2.When you leave you lose your phone number.

INSTANT CONNECTIVITY: Sit down and plug into broadband lightning speed for every client. INSTANT broadband and no set up fees. FIRST MONTH FREE.	NO INSTANT CONNECTIVITY: Normally three days setup time required. 64k, 512k or shared 2Mb. Ask about the hidden set up fees.

PRICE, SPEED & CONTRACT PERIOD:

1st 2 connections Y21,000mth, thereafter Y11,000mth, 5OOMBs Complimentary Usage - Y15/meg thereafter for Smart Office broadband internet. Servcorp’s Smart Office is four times the speed, 40% less costs with 99% up time.

CONTRACT PERIOD: 6 months as IT services are outsourced. No matter what your lease term. With Servcorp you can cancel at any time on 1 month’s notice.

SERVCORP HOTTDESK:

Log into your office & access Microsoft Office XP and many more exciting packages, software, files, email, storage, Servcorp International printers & resources. Y5,000mth/subscription.

HAS NO ANSWER: There is no other product that will give you the power or flexibility.

PRINT: Print directly from your desktop to in-house color printers and photocopiers to any Servcorp city in the world, 24 hours a day, 7 days a week.	UNABLE TO PROVIDE PRINT SERVICE DIRECTLY FROM YOUR DESKTOP.

CABLING: CAT 6 or CAT 7	CABLING: CAT 5 if you are lucky

“Servcorp makes its profit on rented floor space. We make a loss on providing our services. Our average client spend on services is only 12% of their rent spend”

Servcorp Services Directory

Tokyo

… only pay for what you use

The Servcorp Options Menu offers an extensive range of business support services to make your work life easier and more efficient. For these services you only need to pay for what you use, which means you can avoid any extra investment in people or equipment and gain cost-efficiency.

Parking	Price on request	Per month (subject to availability)

Secretarial Services	Per 10 mins: Secretarial ¥620 Office Assistant ¥520

You only need to pay for the time that you use. No need to be restricted to payment by the hour or during work breaks, keeping your costs to a minimum.

Highly qualified bi-lingual Servcorp team members handle all of your word processing and desk top publishing needs with today’s most advanced and sophisticated library of Microsoft software.

Personal administration and photocopying services

Translation Service	Price on request	Documents translated into all major business languages

Courier Service – National & International	Servcorp preferred courier	Daily service with in-house pick-up and delivery

Facsimile Transmission	Call charges at NTT business standard rates from your office fax machine	Incoming faxes ¥38 per page. On request we will also provide a fax forwarding service to another number whilst you are travelling. Alternatively, connect your own fax machine in your office.

Photocopying Service	¥40 ¥20	Print directly from your desk, via Smart Office or self service, black and white A4 high specification copier For the first 100 pages Bulk discount in excess of 100 copies

Franking service	Postage	We can track your mail to provide a professional presentation and bundle bulk mailings. Daily delivery to the post office is complimentary.

Colour printing	¥200 per page	High specification colour printer A4. Print directly from your desk via smart office.

Additional services	Price on request	Binding, laminating, scanning etc

Refreshments	¥255 per drink	A wide range of soft drinks, self service, Complimentary tea, coffee and spring water

Boardrooms and Private Offices	Hour Day ¥9,000 ¥36,000	Complimentary multi system video, television, videoconferencing equipment and whiteboards in board rooms

Conference Centre – Sydney & Paris		50% corporate discount to Servcorp clients. Smart Conference Centre is great for corporate events and lunches. 130 seat auditorium with 3D visualiser, electronic whiteboard, etc.

Business Catering	Price on request	We can arrange hot & cold beverages, lunches, or light snacks

….as well as dry cleaning, flower deliveries etc.

In addition to the above, Servcorp offers an extensive range of business support services that are included in the price of a Servcorp Office. We also offer a range of voice and data technology already installed for you. The advantages of our international Network mean that you can benefit from our multi-national purchasing power, ensuring economies of scale and cost efficiency on business products and services. You have access to our team to support your business and our single monthly invoice keeps your accounting processes simple.

* Prices will very depending on you requirements and are available on request

   Prices are exclusive of local taxes, subject to change and effective from 1st January 2001.

* Smart Office is VPN enabled and quotes for VPN setup can be provided on request

Servcorp Services Directory

Tokyo

…only pay for what you use

The advantages of the Servcorp International Network are clear. You can benefit from our multi-national purchasing power, ensuring economies of scale and cost efficiency on business products and services. Our transparent pricing prevents surprises and our detailed monthly invoice keeps your accounting process simple.

Facilities

Your Furnished Office/s and Team Work Areas	Included	Fully furnished and equipped offices and team areas providing a professional and functional working environment. Additional furniture - price upon request.

Your Reception	Included	No Servcorp signage in reception. Spacious, professional & welcoming reception area providing a quality corporate image. Daily Newspapers and fresh flowers.

Utilities and Maintenance	Included	All heating, lighting, electricity, insurance of common areas, maintenance of building and security systems. Airconditioning during business hours.

Your Kitchen	Included	Complimentary coffee, tea and spring water.

Your Daily Office Cleaning	Included	Daily cleaning of offices and common areas provided Monday to Friday.

Your International Offices	5 days per month	Complimentary use of a 1-2 person office business lounge in any Servcorp office worldwide (subject to availability).

Your Lobby Directory Signage	¥30,000 initial setup cost + ¥10,000 p/mth	Place your company name in the directory board located in the main lobby of our building.

Team
Your PA and her Assistants	Included	A fully trained team instantly at your service. We eliminate fees for recruitment and advertising as well as the time and cost of managing interview and selection processes, induction programmes and training courses. Nor need you deal with ongoing costly issues such as holidays and illness.

Your Servcorp Manager	Included	The Servcorp Manager maintains the facilities the technology and leads the Servcorp team members leaving you to run your business efficiently in a professional environment.

Your Receptionist	Included	We can answer your calls in your company name, greet your guests and provide front line support to ensure the smooth running of your business.

Your Office Assistant	Included	Incoming mail sorted, date and time stamped and placed on your desk complimentary daily. Outgoing mail is delivered complimentary to the post office daily.

Your Office Kitchen	Included	Help yourself to unlimited fresh coffee, tea and spring water.

Efficiency
We run all over town arranging your business life…
Your Office Supplies	Servcorp preferred supplier	A wide range of stationery accessories and more. Take advantage of the Servcorp International discounts.
Your Hotel and Travel Arrangements	Preferential rates	The Servcorp team will assist you in handling all your hotel and travel arrangements.

Prices will vary depending on your requirements and are available on request
Prices are exclusive of local taxes, subject to change and effective from 1st January 2001.
Smart Office is VPN enabled and quotes for VPN setup can be provided on request.

Sevcorp Services Directory

Tokyo

…only pay for what you use

Technology
Communication System	¥25,000 per month	Digital PABX system featuring: the ability to transfer incoming calls to your office, mobile, home, office or overseas office, conference calling, direct dial personal telephone number and more.
Telephone Installation & Programming	Included	Initial set up of up to four (4) telephone handsets at time of move-in.
CAT 6 cabling	Included	Use of highest quality voice cabling from PABX to office.
Maintenance	Included	On-site support and instant replacement service for telephone handset.
Technology upgrades	Included	Regular upgrades of hardware and software to ensure up to date technology is available.
Telephone Handset	Included	High specification phone featuring conference call, speed dial and capacity for more than one line.
4 business lines	Included	4 pre-installed incoming business lines per handset saving local provider charge. Your telephone will never ring engaged.
Voicemail	Included	24-hour, 7 days a week, message storage with remote retrieval via voice or data. This gives you flexibility so that you will always be accessible but not always disturbed. Voicemail also can be programmed to give the caller the option to dial 1 for your mobile phone. If you require written message taking a small service charge will apply
Call Charges All local and long distance calls	NTT standard business rate	Volume discounts apply for usage of over ¥100,000 per month.
Smart Office*	1st & 2nd connection 21,000 yen per month. 3rd connection and thereafter 11,000 yen per month. Complimentary usage up to 500MBs (¥15 per MB thereafter).	Plug into 100% secure transport via a port in your office and print to our magazine quality colour printers and high speed volume black and white copiers. Broadband Internet without the necessity to dial up or speak to an ISP. All the infrastructure is in place to build a 100% secure and isolated LAN without further cabling
Dial *1111 for H.E.L.P.	¥1000 Flag tali plus ¥100 per minute (minimum 10 minutes)	You will receive IT support Monday to Friday with a 1 hour response time during business hours, and a 6 hour response time after hours.
Fax/Modem Line	¥15,000 per line per month	Dial up line in your office.
LAN Access via CAT 6 cabling	Complimentary with Smart Office Connection	Smart Office enables quick and easy set up of your Local Area Network.
Client communication centre	Price on request	Rack space for hubs and routers. Professional rack storage space in custom designed environment.
Videoconferencing Equipment	Call price on request	With our Polycom equipment we offer you the latest VC technology providing excellent sound and picture quality. This user friendly system is compliant with international standards. Call charges and boardroom rental apply. Videoconferencing equipment is complimentary. We will also provide you with an out of hours service by prior arrangement to accommodate international time differences.

In addition, Servcorp offers an extensive range of other business support services to make your work life easier and more efficient. For these services you only need to pay for what you use, which means you can avoid any extra investment in people or equipment and gain cost-efficiency. Details are available on request.

*	Prices will vary depending on your requirements and are available on request
Prices are exclusive of local taxes, subject to change and effective 1st January 2001.
*	Smart Office is VPN enabled and quotes for VPN setup can be provided on request.

ADDENDUM TO RENTAL AGREEMENT

Addendum to the Rental Agreement made on this day, November 29, 2004, between

Servcorp Japan K.K. (called “the Landlord”) Level 32 Shinjuku Nomura Building, 1-26-1 Nishi-Shinjuku, Shinjuku-ku, Tokyo 163-0532 Japan

and

Monotype Imaging Incorporated (called “the Tenant”) Level 32 Shinjuku Nomura Building, 1-26-1 Nishi-Shinjuku, Shinjuku-ku, Tokyo 163-0532 Japan

on the premises known as Suite 39, Level 32 Shinjuku Nomura Building, 1-26-1 Nishi-Shinjuku, Shinjuku-ku, Tokyo 163-0532 Japan

Extension of Lease Term

The Tenant has agreed to extend their rental period for 12 months commencing from December 1, 2005 to November 30, 2006 whereupon rental shall be at 480,000 yen per month excluding local taxes.

The rental shall return to the list price of 640,000 yen per month excluding local taxes or as negotiated from December 1, 2006 if the Rental Agreement has become a periodic Rental Agreement from month to month.

Termination Notice Period of 2 months must be given to the Landlord IN WRITING as stated in original Rental Agreement 5 Renewal of Contract.

We hereby agree to all the above conditions:

The COMMON SEAL of Monotype Imaging Incorporated

was hereunto affixed by the authority of

the Board of Directors and in the presence of: /s/ Douglas J. Shaw

The COMMON SEAL of Servcorp Japan K.K.

was hereunto affixed by the authority of

the Board of Directors and the presence of: